INCOME TAXES (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred Tax Asset:
Net Operating Loss	$ 2,209,000	$ 1,564,000
Other	73,000	49,000
Total Deferred Tax Asset	2,282,000	1,613,000
Less Valuation Allowance	2,282,000	1,613,000
Net Deferred Income Taxes	$ 0	$ 0